Exhibit 99.3

Breakthrough Mitochondrial Science A Source for Novel Therapeutics Q2 Investor Presentation August 2021 NASDAQ: CWBR

Forward Looking Statements 2 This presentation contains forward - looking statements which are not historical facts within the meaning of the Private Securities Litigation Reform Act of 1995 . Forward - looking statements are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and other future conditions . In some cases you can identify these statements by forward - looking words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “should,” “would,” “project,” “plan,” “expect,” “goal,” “seek,” “future,” “likely” or the negative or plural of these words or similar expressions . Examples of such forward - looking statements include but are not limited to statements regarding our cash forecasts ; anticipated outcomes of research and clinical trials for our mitochondria based therapeutic (MBT) candidates ; expectations regarding the timing and progression of our CB 4211 clinical trial, the expected timing of delivery of data, and the anticipated timing and progression of our other programs ; expectations regarding the growth of MBTs as a significant future class of drug products ; and statements regarding anticipated therapeutic properties and potential of our mitochondrial peptide analogs and MBTs, including but not limited to the treatment of COVID - 19 ARDS . You are cautioned that such statements are not guarantees of future performance and that actual results or developments may differ materially from those set forth in these forward - looking statements . Factors that could cause actual results to differ materially from these forward - looking statements include : our ability to successfully advance drug discovery and development programs, including the delay or termination of ongoing clinical trials ; our possible inability to mitigate the prevalence and/or persistence of the injection site reactions, receipt of unfavorable feedback from regulators regarding the safety or tolerability of CB 4211 or the possibility of other developments affecting the viability of CB 4211 as a clinical candidate or its commercial potential ; results that are different from earlier data results including less favorable than and that may not support further clinical development ; our ability to raise additional capital when necessary to continue our operations ; our ability to recruit and retain key management and scientific personnel ; risks related to the impact on our business of the COVID - 19 pandemic or similar public health crises ; and our ability to establish and maintain partnerships with corporate and industry partners . Additional assumptions, risks and uncertainties are described in detail in our registration statements, reports and other filings with the Securities and Exchange Commission and applicable Canadian securities regulators, which are available on our website, and at www . sec . gov or www . sedar . com . You are cautioned that such statements are not guarantees of future performance and that our actual results may differ materially from those set forth in the forward - looking statements . The forward - looking statements and other information contained in this presentation is made as of the date hereof and CohBar does not undertake any obligation to update publicly or revise any forward - looking statements or information, whether as a result of new information, future events or otherwise, unless so required by applicable securities laws . Nothing herein shall constitute an offer to sell or the solicitation of an offer to buy any securities .

Presentation Information 3 Investor Update and Slide Presentation Date: August 10, 2021 Time: 5:00 p.m. (ET) 2:00 p.m. (PT) Conference Audio Dial - in U.S. and Canada: (877) 300 - 8521 Dial - in International: (412) 317 - 6026 Conference ID No.: 10159293 Slide Presentation Please visit the Zoom link available in the press release issued today, click on the ‘Join’ button and enter Password CWBR, o r go to www.cohbar.com and click on Q2 2021 Investor Presentation at top of homepage An audio replay of the call will be available beginning at 8:00 p.m. Eastern Time on August 10, 2021 through 11:59 p.m. Easte rn Time on August 31, 2021. To access the recording please dial (844) 512 - 2921 in the U.S. and Canada, or (412) 317 - 6671 internationally, and reference Conference ID# 10159293. The audio recording along with the slide presentation will also be available at www.cohbar.com during the same period.

Today’s Agenda 4 • Overview • CB4211 Topline Data • Pipeline • Financials • Looking Ahead • Q&A

NASDAQ: CWBR Overview 5

6 CohBar Opportunity • Leader in developing mitochondria based therapeutics • Novel approach leveraging over a billion years of evolution • Recent clinical milestone • Positive CB4211 Phase 1a/1b topline data for lead candidate under development for NASH and obesity • Near - term milestones • IND for CB5138 - 3 for the potential treatment of Idiopathic Pulmonary Fibrosis (IPF) in 2022 • Pipeline targeting chronic diseases • Initial focus on inflammatory and fibrotic conditions • Comprehensive IP strategy based on first mover advantage • 12 issued patents; >65 patent filings

SUBCUTANEOUS ADIPOSE TISSUE SYSTEMIC CIRCULATION PORTAL VEIN VISCERAL ADIPOSE TISSUE Splanchnic FFA Delivery HEPATOCYTE Targeting Free Fatty Acid Release from Fat Cells Inhibition/Regulation of Lipolysis • NALFD: excess free fatty acid released from abdominal fat cells by lipolysis - flows directly to the liver • Excess fatty acid in liver leads to NASH: liver fat deposits, inflammation, fibrosis, cirrhosis, and ultimately liver cancer • Inhibiting lipolysis reduces fatty acid release CB4211: Novel Mechanism of Action Relevant to NASH Source: Nutrients 2015,7, 9453 – 9474 Molecular Mechanism – Enhances Insulin Signaling Regulation of Insulin Signaling • Insulin receptor and insulin signaling play a central role in metabolic regulation • CB4211 enhances the action of insulin in vitro: • Inhibits lipolysis in fat cells (adipocytes) • Decreases free fatty acid release to liver • Decreases glucose production by liver cells • Increases glucose consumption by muscle cells. • Molecular mechanism of action presented at ADA in June 2018: CB4211 is a Potential Treatment for Metabolic Diseases with Novel Mechanism of Action: Sensitization of the Insulin Receptor • Further evidence that some MDP’s are important regulators of key metabolic pathways in the body 7

NASDAQ: CWBR A Phase 1a/1b Study of Safety, Tolerability, and Pharmacokinetics of CB4211 in Healthy Non - obese Subjects and Subjects with Nonalcoholic Fatty Liver Disease: Topline Data

CB4211 Phase 1a: Study Design and Subject Disposition Phase 1a Study Design • Randomized, double - blind, placebo - controlled study • 6 cohorts of Single Ascending Dose (SAD) and 3 cohorts Multiple (7 - day) Ascending Dose (MAD) • Healthy adult volunteers (up to 8 per cohort) randomized (3:1) to CB4211 versus placebo Phase 1a Subject Disposition • 65 healthy subjects enrolled and randomized to CB4211 or placebo • Initially enrolled four single ascending dose (SAD) and one multiple ascending dose (MAD) cohort • Persistent local deposition of drug at injection site led to interruption of study to modify formulation • Additional cohorts (two SAD and two MAD) completed with modified formulation • No subjects discontinued treatment 9

CB4211 Phase 1b: Study Design CB4211 (25 mg QD SC) (n = 11) Placebo (n = 9) Baseline Week 4 Primary Endpoints: • Safety and tolerability Secondary Endpoint: • Pharmacokinetics Exploratory Endpoints: • Liver fat content (MRI - PDFF) • Body weight • Biomarkers of NASH and metabolic disease Screening • 18 to 60 years of age • BMI ≥30.0 kg/m 2 • Body weight ≤115 kg • Liver fat >10% (MRI - PDFF) • Various other entry criteria* • Four clinical sites in US Randomized, Double - blind, Placebo - controlled Study *Inclusion criteria also included history of Fatty Liver Index (FLI) score >60, FLI score >60 at Screening, or documented his tor y of fatty liver with imaging results ( eg , standard positive ultrasound or Fibroscan controlled attenuation parameter (CAP) >300 decibels (dB)/m) indicating liver fat >10% within 6 months of Screening. For furt he r details see Clinicaltrial.gov record NCT03998514. Subjects were confined for the duration of the study and provided a standardized diet based on baseline energy expenditure 10

CB4211 Phase 1b: Subject Disposition Phase 1b • 23 obese subjects with NAFLD were enrolled and randomized (1:1) to receive CB4211 or placebo • 3 subjects discontinued treatment before final assessment: 2 for COVID - 19, one withdrew consent • 20 subjects completed end of treatment PD assessments • Final distribution was 11 on CB4211 and 9 on placebo 11

Phase 1b Results: Changes in Key PD Biomarkers (Day 28) Biomarker CB4211 (25 mg) (n = 11) Placebo (n = 9) Difference from Placebo ALT (% reduction from baseline) - 21% 4% - 25%* Proportion of subjects with >17 U/L decrease in ALT (1) 27% 11% 16% AST (% reduction from baseline) - 28% - 11% - 17%* Glucose (% reduction from baseline) - 6% 0% - 6%* *Statistically significant difference, p<0.05 vs. placebo. Data are least square means. (1) A decrease in ALT by 17 U/L or more is significantly associated with histologic response in NASH. (Loomba R et al. Gastroente rol ogy 2019,156:88 - 95) 12

Phase 1b Results: CB4211 Significantly Reduced ALT and AST Percent Change from Baseline in ALT CB4211 reduced ALT by 21% and AST by 28% at Week 4 0 1 2 3 4 -40% -30% -20% -10% 0% 10% Percent Change from Baseline in AST Weeks C h a n g e i n A S T * Placebo CB4211 Percent Change from Baseline in AST *Statistically significant, p<0.05 vs. placebo Data are mean +/ - SEM 0 1 2 3 4 -40% -30% -20% -10% 0% 10% 20% Percent Change from Baseline in ALT Weeks C h a n g e i n A L T Placebo CB4211 * * # 13

Phase 1b Results: ALT Response Predictive of NASH Resolution Proportion of Subjects with >17 U/L Decrease in ALT (1) Placebo CB4211 0% 10% 20% 30% Proportion >17 decALT 11% 27% (1) A decrease in ALT by 17 U/L or more is significantly associated with histologic response in NASH. (Loomba R et al. Gastro ent erology 2019,156:88 - 95) ALT reduction in subjects on CB4211 was predictive of a positive NASH response 14

Phase 1b Results: Comparison to Historical ALT Data for 4 - Week Studies (1) CB4211 reduced ALT as much or more than other NASH candidates Parameter CB4211 (CohBar) (25 mg) (SC injection) MET409 ( Metacrine ) (50 mg) (oral) DUR - 928 ( Durect ) (300 mg) (IV injection) CRV43 ( Hepion ) (225 mg) (oral) Ocaliva (Intercept) (50 mg) (oral) Resmetirom (Madrigal) (100 mg) (oral) Semaglutide (Novo - Nordisk) (0.4 mg) (2) (SC injection) # of Subjects 11 10 20 15 21 25 102 % Reduction in ALT at Week 4 - 21.0% - 16.5 - 17% - 21.1% Increased at Week 6 - 21% at Week 12 - 13% at Week 4 of 52 Weeks Placebo Adjusted % Reduction in ALT - 25.5% No placebo arm No placebo arm - 15.0% N/A - 13.3% at Week 12 - 13% at Week 4 of 52 Weeks (1) All data regarding third - party studies on this slide are based on public information from third - party studies in different s tages of development, and not our own. Conclusions on this slide are not based on head - to - head results. (2) Data extracted from reports for Week 4 time point in a 52 - week study. Currently in Phase 3 15

Phase 1b Results: CB4211 Reduced Fasting Glucose Levels Percent Change from Baseline in Glucose CB4211 reduced fasting glucose by 6% at Week 4 0 1 2 3 4 -10% -5% 0% 5% Percent Change from Baseline in Glucose Weeks C h a n g e i n G l u c o s e # Placebo CB4211 Data are mean +/ - SEM. *Statistically significant, p<0.05 vs. placebo. Percent Change from Baseline in Glucose CB4211 reduced fasting glucose by 6% at Week 4 Change in Body Weight Percent Change from Baseline in Body Weight CB4211 showed trend to reduced body weight 16

Phase 1b Results: Change from Baseline in Liver Fat Content (MRI - PDFF) Percent Absolute Reduction in LFC Placebo CB4211 -10% -8% -6% -4% -2% 0% -4.88% -5.03% Reduction in absolute LFC at Week 4 for CB4211 was comparable to other NASH candidates. However, liver fat content was also reduced in placebo arm - possibly the result of confinement for 4 weeks on a controlled diet Proportion achieving ≥ 30% Relative LFC Reduction* 17 *A relative reduction of 30% in liver fat is associated with a histological response in non - alcoholic steatohepatitis (Patel J e t al. Therap Adv Gastroenterol 2016, 9(5): 692 - 701)

Phase 1a/1b Topline Safety Data: Positive Primary Outcome Positive Results for Primary Outcome: Safety and Tolerability • CB4211 was well - tolerated and appeared safe with no serious adverse events • All adverse events were transient and generally mild to moderate • AEs occurring in >10% of subjects treated with CB4211: • Injection site reactions: CB4211 (79%) vs Placebo (33%) 18 Secondary Outcome: Pharmacokinetics – Data pending

Phase 1b Topline Activity Data: Positive Exploratory Outcomes Positive Results from Exploratory Trend Analysis at 4 Weeks • Robust and significant reductions in ALT, AST versus placebo • ALT reduction favorable vs other NASH candidates in 4 - week studies • ALT reduction predictive of potential benefit in NASH resolution • Significant reduction in glucose – suggests improvement in metabolic homeostasis • Trend towards lower body weight – corroborating the preclinical results • Liver fat content was reduced substantially in both active and placebo arms • Additional analysis of biomarker data is planned These positive topline data support the further development of CB4211 for NASH CohBar plans to present additional data from this study at an upcoming scientific meeting 19

NASDAQ: CWBR Pipeline

Healthy Liver NAFLD Fat Accumulation (Steatosis) NASH Steatosis, Cellular Injury and Inflammation Fibrosis/ Cirrhosis Liver Failure Cancer (HCC) Transplant Death Nonalcoholic Steatohepatitis (NASH) Obesity/Type 2 Diabetes Metabolic Dysfunction Overnutrition Sedentary Lifestyle 21

Pipeline MBT Programs Potential Indications Preclinical IND Enabling Activities Phase 1a Phase 1b Clinical CB4211 NASH Obesity Preclinical CB5138 - 3 IPF, Fibrotic Diseases Apelin Agonists COVID - 19 ARDS, ARDS CXCR4 Inhibitors Cancer, Other Diseases Immunotherapy Peptides Cancer Immunotherapy 22

NASDAQ: CWBR Financials

Summary Financials Income Statement ($000s) 2Q 2021 2Q 2020 Research & Development $2,618 $1,545 General & Administrative 2,584 1,391 Net Loss (5,223) (4,103) Net Loss Per Share – Basic & Diluted (0.08) (0.09) Balance Sheet ($000s) 09/30/20 12/31/20 Cash & Investments $13,824 $21,015 Stockholders Equity 12,152 18,487 Cash Burn 4.6M 2.4M 24

NASDAQ: CWBR Looking Ahead

Potential Milestones 2021 – 2022* 26 2H2021 • CB4211 • Initiate activities to support next CB4211 clinical study • Accelerate partnership discussions • Third clinical candidate: Select candidate and initiate IND enabling activities based on study results 2022 • CB5138 - 3 for IPF and other fibrotic diseases: File new IND and begin first in human clinical trial *Some activities require additional funding

NASDAQ: CWBR Q&A

Thank You